Lincoln Financial Group

150 N. Radnor-Chester Road

Radnor, Pennsylvania 19087

January 30, 2024

STATESTREETBANKANDTRUSTCOMPANY

Legal Division—Institutional Services

Americas

One Lincoln Street Boston, MA 02111

Attention: Senior Vice President and Senior Managing Counsel

Re: Lincoln Variable Insurance Products Trust (the “Trust”)

Ladies and Gentlemen:

Please be advised that the undersigned Trust has established new series of shares to be known as LVIP American Century Disciplined Core Value Fund, LVIP American Century Large Company Value Fund, LVIP American Century Value Fund, LVIP American Century Ultra Fund, LVIP American Century Mid Cap Value Fund, LVIP American Century Capital Appreciation Fund, LVIP American Century International Fund, LVIP American Century Balanced Fund, LVIP American Century Inflation Protection Fund (the “American Century Funds”) which are expected to become effective on or about January 16, 2024. The undesigned Trust has also established a new series of shares to be known as the Lincoln Opportunistic Hedged Equity Fund which is expected to become effective on or about December 12, 2023.

In accordance with Section 20.6.1, the Additional Funds provision, of the Mutual Fund Custody & Services Agreement dated as of June 19, 2018, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Trust hereby requests that State Street act as Custodian for the new Fund under the terms of the Agreement and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Accordingly, Appendix A is amended and restated as set forth below.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Bill Flory
Name: Bill Flory
Title: VP, Treasurer and CAO

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name: Brock Hill
Title: Senior Vice President

Effective Date:

December 12, 2023 for the Lincoln Opportunistic Hedged Equity Fund

January 16, 2024 for the American Century Funds

Exhibit A

APPENDIX A

TO

MASTER CUSTODIAN AGREEMENT

(Updated as of December , 2023)

Fund of Funds are identified by a double asterisk* *

Lincoln Variable Insurance Products Trust

Lincoln Hedged Nasdaq-100 Fund 2 (f/k/a Lincoln NASDAQ-100 Buffer Fund Dec)**

Lincoln NASDAQ-100 Buffer Fund Jun**

Lincoln NASDAQ-100 Buffer Fund Mar**

Lincoln Hedged Nasdaq-100 Fund (f/k/a Lincoln NASDAQ-100 Buffer Fund Sep)**

Lincoln Opportunistic Hedged Equity Fund

Lincoln Hedged S&P 500 Fund (f/k/a Lincoln S&P 500 Buffer Fund August)**

Lincoln S&P 500 Buffer Fund Feb**

Lincoln S&P 500 Buffer Fund May**

Lincoln Hedged S&P 500 Fund 2 (f/k/a Lincoln S&P 500 Buffer Fund Nov)**

Lincoln Hedged S&P 500 Conservative Fund (f/k/a Lincoln S&P 500 Ultra Buffer Fund August)**

Lincoln S&P 500 Ultra Buffer Fund Feb**

Lincoln S&P 500 Ultra Buffer Fund May**

Lincoln Hedged S&P 500 Conservative Fund 2 (f/k/a Lincoln S&P 500 Ultra Buffer Fund Nov)**

LVIP American Balanced Allocation Fund**

LVIP American Century Select Mid Cap Managed Volatility Fund**

LVIP American Century Disciplined Core Value Fund

LVIP American Century Large Company Value Fund

LVIP American Century Value Fund

LVIP American Century Ultra Fund

LVIP American Century Mid Cap Value Fund

LVIP American Century Capital Appreciation Fund

LVIP American Century International Fund

LVIP American Century Balanced Fund

LVIP American Century Inflation Protection Fund

LVIP American Global Balanced Allocation Managed Risk Fund**

LVIP American Global Growth Allocation Managed Risk Fund**

LVIP American Global Growth Fund**

LVIP American Global Small Capitalization Fund**

LVIP American Growth Allocation Fund**

LVIP American Growth Fund**

LVIP American Growth-Income Fund**

LVIP American Income Allocation Fund**

LVIP American International Fund* *

LVIP American Preservation Fund**

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund (f/k/a LVIP BlackRock Global Allocation V.I. Managed Risk Fund)**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund**

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Real Estate Fund (f/k/a LVIP BlackRock Global Real Estate Fund)

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund**

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Channing Small Cap Value Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (f/k/a LVIP ClearBridge QS Select Large Cap Managed Volatility)

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund (f/k/a LVIP Delaware Special Opportunities Fund)

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware US Growth Fund

LVIP Delaware U.S. REIT Fund (f/k/a LVIP Delaware REIT Fund)

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional International Equity Managed Volatility Fund**

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund**

LVIP Vanguard Bond Allocation Fund (Vida LVIP Dimensional/Vanguard Total Bond Fund)**

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund**

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (f/k/a LVIP SSGA Emerging Markets 100 Fund)

LVIP Franklin Templeton Multi-Factor International Equity Fund (f/k/a LVIP SSGA Developed International 150 Fund)

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (f/k/a LVIP SSGA Large Cap 100 Fund)

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (f/k/a LVIP SSGA Small-Mid Cap 200 Fund)

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund**

LVIP Global Growth Allocation Managed Risk Fund**

LVIP Global Moderate Allocation Managed Risk Fund**

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund (f/k/a LVIP Invesco Select Equity Managed Volatility Fund)

LVIP JPMorgan Core Bond Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value Fund

LVIP JPMorgan Retirement Income Fund**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP JPMorgan Small Cap Core Fund

LVIP JPMorgan U.S. Equity Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund**

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian Global Income Fund (f/k/a LVIP Global Income Fund)

LVIP Mondrian International Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund**

LVIP PIMCO Low Duration Bond Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Conservative Index Allocation Fund**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund**

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund**

LVIP SSGA Large Cap Managed Volatility Fund**

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Moderate Index Allocation Fund**

LVIP SSGA Moderately Aggressive Index Allocation Fund**

LVIP SSGA NASDAQ-100 Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund**

LVIP Structured Conservative Allocation Fund (f/k/a LVIP SSGA Conservative Structured Allocation Fund)**

LVIP Structured Moderate Allocation Fund (f/k/a LVIP SSGA Moderate Structured Allocation Fund)**

LVIP Structured Moderately Aggressive Allocation Fund (f/k/a LVIP SSGA Moderately Aggressive Structured Allocation Fund)**

LVIP T. Rowe Price 2020 Fund**

LVIP T. Rowe Price 2030 Fund**

LVIP T. Rowe Price 2040 Fund**

LVIP T. Rowe Price 2050 Fund**

LVIP T. Rowe Price 2060 Fund**

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund**

LVIP Vanguard Domestic Equity ETF Fund**

LVIP Vanguard International Equity ETF Fund* *

LVIP Wellington Capital Growth Fund LVIP Wellington SMID Cap Value Fund (f/k/a LVIP Wellington Mid-Cap Value Fund)

LVIP Western Asset Core Bond Fund